UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 9, 2017

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On October 9, 2017, William X. Kerber III tendered his resignation from his position as Chief Information Officer of Paycom Software, Inc. (the “Company”), to be effective immediately. Brad Smith, the Company’s Director of Software Development, and Shane Hadlock, the Company’s Director of Information Technology, will work together to assume Mr. Kerber’s responsibilities.

The Company issued a press release announcing Mr. Kerber’s resignation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: October 10, 2017	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer